Thornburg International
Value Fund
September 10, 2010

Class R3: TGVRX	Class R4: THVRX	Class R5: TIVRX
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2010, are incorporated by reference into this summary prospectus.

Investment Goal
International Value Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, non-fundamental goal of the Fund is to seek some current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

	Class R3*	Class R4	Class R5
Maximum Sales Charge (Load)	none	none	none
Imposed on Purchases (as a percentage of offering price)

Maximum Deferred Sales Charge (Load) (as a	none	none	none
percentage of redemption proceeds or original purchase price, whichever is lower)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class R3*	Class R4	Class R5
Management Fees	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	1.00%	0.25%	0.00%
Other Expenses(1)	0.44%	0.55%	0.38%

Total Annual Fund Operating Expenses	2.14%	1.50%	1.08%
Fee Waiver/Expense Reimbursement(2)	(0.69)%	(0.25)%	(0.09)%

Total Annual Fund Operating	1.45%	1.25%	0.99%
Expenses After Fee Waiver/Expense
Reimbursement

(1)	A portion of the Fund’s expenses may be used to pay third parties that provide administrative and recordkeeping services to retirement accounts invested in the Fund.

(2)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4 and Class R5 expenses do not exceed the Total Annual Fund Operating Expenses shown in the last line of this table. The agreement to waive fees and reimburse expenses may be terminated by the Fund at any time, but may not be terminated by Thornburg before February 1, 2011, unless Thornburg ceases to be the investment advisor of the Fund prior to that date.

*	Class R3 shares were formerly known as Class R1 shares.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$148	$604	$1,086	$2,418
Class R4 Shares	$127	$450	$795	$1,769
Class R5 Shares	$101	$335	$587	$1,309
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32.76% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in foreign securities and, under normal market conditions, invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. The Fund may invest in developing countries.
The Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”) intends to invest on an opportunistic basis, where it believes there is intrinsic value. The Fund’s portfolio is typically diversified to include basic value stocks and stocks that, in Thornburg’s opinion, provide value in a broader or different context, including the stocks of companies with consistent earnings characteristics and those of emerging franchises, when these issues are value priced. The relative proportions of these different types of securities will vary over time. The Fund ordinarily invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals. The Fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The Fund may also invest in partnership interests.
Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Value, for purposes of the Fund’s selection criteria, relates both to current and to projected measures. Among the specific factors considered by Thornburg in identifying undervalued securities for inclusion in the Fund are:
•	price/earnings ratio

•	price/book value

•	price/cash flow ratio

•	debt/capital ratio

•	dividend yield

•	dividend history
•	undervalued assets

•	relative earnings growth potential

•	industry growth potential

•	industry leadership

•	dividend growth potential

•	franchise value

•	security & consistency of revenue stream

•	enterprise value/EBITDA (earnings before interest, taxes, depreciation and amortization)
•	potential for favorable developments

•	EBIT (earnings before interest and taxes)/interest expenses

The Fund typically makes equity investments in the following three types of companies:
Basic Value companies which, in Thornburg’s opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies’ net assets or potential earning power.
Consistent Earner companies when they are selling at valuations below historic norms. Stocks in this category sometimes sell at premium valuations and sometimes at discount valuations. Generally, they have shown steady earnings growth, dividend growth, or both. There are no assurances that these trends will continue in the future.
Emerging Franchises are value-priced companies that, in Thornburg’s opinion, are in the process of establishing a leading position in a product, service or market and which Thornburg expects will grow, or continue to grow, at an above average rate. Under normal conditions the proportion of the Fund invested in companies of this type will be less than the proportions of the Fund invested in basic value or consistent earner companies.
Debt obligations will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt obligations of any maturity and of any quality.
Principal Investment Risks
An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.
Management Risk – The Fund is an actively managed portfolio, and the value of the Fund’s investments can be reduced if Thornburg pursues unsuccessful investment strategies, fails to correctly identify market risks affecting the broader economy or risks affecting specific issuers in which the Fund invests, or otherwise engages in poor selection of investments for the Fund.
Market and Economic Risk – The value of the Fund’s investments may decline and the Fund’s share value may be reduced due to changes in general economic and market conditions. The value of an equity security or debt obligation may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, market volatility, and political and legal developments.
Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the equity security or debt obligation, even if the overall industry or economy is unaffected. These

2 Thornburg International Value Fund • September 10, 2010	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download developments may include a variety of factors, such as management problems or corporate disruption, declines in revenues and increases in costs, and factors that affect the issuer’s competitive position.
Foreign Investment Risk – Investments in the equity securities or debt obligations of foreign issuers may involve additional risks including changes in currency exchange rates which adversely affect the Fund’s investments or the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies, political instability, confiscations, inability or delays in selling foreign investments, and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries.
Smaller Company Risk – Investments in smaller companies may involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in valuing or selling the investments.
Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower rated or unrated debt obligation (including particularly “junk” or “high yield” bonds) to pay principal and interest when due is typically less certain than for an issuer of a higher rated debt obligation, lower rated and unrated debt obligations are generally more vulnerable than higher rated debt obligations to default and to downgrades.
Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for any intermediate and longer term debt obligations owned by the Fund. This effect is also typically more pronounced for lower rated and unrated debt obligations (including particularly “junk” or “high yield” bonds), the value of which may fluctuate more significantly in response to interest rate changes. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.
Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the investments that it holds, or may only be able to sell those investments at less than desired prices.
Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears beginning on page 30 of the Prospectus.
Past Performance of the Fund
The following information provides some indication of the risks of investing in International Value Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares vary in each full year shown. The average annual total return figures compare Class R3, Class R4 and Class R5 share performance to the Morgan
Stanley Capital International Europe, Australasia and Far East (EAFE) Index, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2009. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.
Annual Total Returns – Class R3 Shares
Highest quarterly results for time period shown: 22.73%
(quarter ended 6-30-09).
Lowest quarterly results for time period shown: -19.40%
(quarter ended 12-31-08).
Average Annual Total Returns (periods ended 12-31-09)

			Since
			Inception
Class R3 Shares	1 Year	5 Years	(7-1-03)
Return Before Taxes	31.21%	7.46%	12.67%

Return After Taxes on Distributions	30.85%	6.60%	11.95%

Return After Taxes on Distributions	20.25%	6.17%	10.95%
and Sale of Fund Shares

EAFE Index (reflects no deduction for	31.78%	3.54%	9.59%
fees, expenses, or taxes)

		Since Inception
Class R4 Shares	1 Year	(2-1-07)
Return Before Taxes	31.51%	-1.23%

EAFE Index (reflects no deduction for	31.78%	-6.85%
fees, expenses, or taxes)

		Since Inception
Class R5 Shares	1 Year	(2-1-05)
Return Before Taxes	31.90%	8.52%

EAFE Index (reflects no deduction for	31.78%	3.93%
fees, expenses, or taxes)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts (such as qualified retirement plans) not subject to federal income tax.
Management
Investment Advisor: Thornburg Investment Management, Inc.
Co-Portfolio Managers:
William V. Fries, CFA, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 1995 and has been one of the persons primarily responsible for management of the Fund since its inception.

Thornburg International Value Fund • September 10, 2010	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download 3

Wendy Trevisani, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 1999 and has been one of the persons primarily responsible for management of the Fund since 2006.
Lei Wang, CFA, a managing director of Thornburg Investment Management, Inc., has been with Thornburg since 2004 and has been one of the persons primarily responsible for management of the Fund since 2006.
Purchase and Sale of Fund Shares
Eligible employer-sponsored retirement plans wishing to make Class R3, Class R4 or Class R5 shares available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan which makes Class R3, Class R4 or Class R5 shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of Class R3, Class R4 and Class R5, your employer-sponsored retirement plans may establish such minimums. Contact your plan administrator for more information.
Please contact your retirement plan administrator if you wish to sell your Class R3, Class R4 or Class R5 shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.
Tax Information
Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 40 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.
Payments to Broker-Dealers and Other
Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
TH2251

4 Thornburg International Value Fund • September 10, 2010	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download